Exhibit 99.1

News Release

Abbott Reports Second-Quarter 2021 Results

-	Sales growth of 39.5 percent; organic sales growth of 35.0 percent
-	GAAP diluted EPS from continuing operations growth of 120.0 percent; adjusted diluted EPS growth of 105.3 percent
-	Second-quarter sales, excluding COVID-19 testing-related sales, grew 12.3 percent on a reported basis and 11.3 percent on an organic basis compared to sales in 2019
-	Achieved strong sales growth across all four major business areas
-	Full-year forecast continues to reflect strong, double-digit EPS growth on both a GAAP and adjusted basis

ABBOTT PARK, Ill., July 22, 2021 — Abbott today announced financial results for the second quarter ended June 30, 2021.

•	Second-quarter sales of $10.2 billion increased 39.5 percent on a reported basis and 35.0 percent on an organic basis, which excludes the impact of foreign exchange.
•	Second-quarter GAAP diluted EPS was $0.66 and adjusted diluted EPS, which excludes specified items, was $1.17, reflecting 105.3 percent growth versus the prior year.[1]
•	Abbott continues to project full-year 2021 diluted EPS from continuing operations on a GAAP basis of $2.75 to $2.95 and full-year adjusted diluted EPS from continuing operations of $4.30 to $4.50, reflecting strong, double-digit growth versus the prior year.
•	Diagnostics sales increased 62.8 percent on a reported basis and 57.2 percent on an organic basis in the second quarter. Global COVID-19 testing-related sales were $1.3 billion in the second quarter.
•	Nutrition sales increased 11.9 percent on a reported basis and 9.5 percent on an organic basis in the second quarter. Sales performance was led by double-digit growth in Adult Nutrition globally.
•	Established Pharmaceuticals sales increased 16.4 percent on a reported basis and 14.5 percent on an organic basis in the second quarter. Sales performance was led by double-digit growth in several countries, including India, China, Russia, and several countries across Latin America.
•	Medical Devices sales increased 51.3 percent on a reported basis and 45.1 percent on an organic basis in the second quarter. Compared to pre-pandemic sales in 2019, Medical Devices sales increased 19.2 percent on a reported basis and 15.6 percent on an organic basis in the second quarter, led by double-digit growth in Electrophysiology, Heart Failure, Structural Heart and Diabetes Care.[2]

"We're achieving very strong growth across our portfolio," said Robert B. Ford, president and chief executive officer, Abbott. "Perhaps most impressively, excluding COVID testing-related sales, our sales grew more than 11 percent on an organic basis compared to pre-pandemic levels in the second quarter of 2019, which demonstrates the fundamental strength of our performance."

—more—

SECOND-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business. Organic sales growth excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the second quarter 2021:

Total Company

($ in millions)

				% Change vs. 2Q20
	Sales 2Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	3,581	6,642	10,223	35.8	41.6	39.5	35.8	34.6	35.0
Nutrition	873	1,235	2,108	8.0	14.9	11.9	8.0	10.6	9.5
Diagnostics	1,155	2,092	3,247	34.8	83.9	62.8	34.8	74.0	57.2
Established Pharmaceuticals	--	1,180	1,180	n/a	16.4	16.4	n/a	14.5	14.5
Medical Devices	1,538	2,128	3,666	59.3	46.0	51.3	59.3	35.6	45.1

* Total Q2 2021 Abbott sales from continuing operations include Other Sales of approximately $22 million.

				% Change vs. 1H20
	Sales 1H21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	7,419	13,260	20,679	35.0	38.7	37.4	35.0	33.3	33.9
Nutrition	1,709	2,435	4,144	5.5	12.3	9.4	5.5	9.8	8.0
Diagnostics	2,796	4,465	7,261	68.5	106.6	90.0	68.5	97.1	84.7
Established Pharmaceuticals	--	2,250	2,250	n/a	9.4	9.4	n/a	10.3	10.3
Medical Devices	2,889	4,097	6,986	31.4	29.6	30.3	31.4	20.8	25.2

* Total 1H 2021 Abbott sales from continuing operations include Other Sales of approximately $38 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Second-quarter 2021 worldwide sales of $10.2 billion increased 39.5 percent on a reported basis and 35.0 percent on an organic basis.

Compared to pre-pandemic sales in 2019, worldwide sales increased 12.3 percent on a reported basis and 11.3 percent on an organic basis in the second quarter, excluding COVID-19 testing-related sales.3

Nutrition

($ in millions)

				% Change vs. 2Q20
	Sales 2Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	873	1,235	2,108	8.0	14.9	11.9	8.0	10.6	9.5
Pediatric	528	565	1,093	8.9	4.7	6.7	8.9	0.3	4.4
Adult	345	670	1,015	6.6	25.2	18.2	6.6	21.1	15.6

				% Change vs. 1H20
	Sales 1H21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,709	2,435	4,144	5.5	12.3	9.4	5.5	9.8	8.0
Pediatric	1,036	1,123	2,159	3.4	1.1	2.2	3.4	(1.4)	0.8
Adult	673	1,312	1,985	8.9	24.2	18.5	8.9	21.6	16.9

Worldwide Nutrition sales increased 11.9 percent on a reported basis and 9.5 percent on an organic basis in the second quarter. Strong performance of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading diabetes nutrition brand, led to global Adult Nutrition sales growth of 18.2 percent on a reported basis and 15.6 percent on an organic basis.

Worldwide Pediatric Nutrition sales increased 6.7 percent on a reported basis and 4.4 percent on an organic basis. Strong performance of Abbott's market-leading toddler brands, Pedialyte® and PediaSure®, and continued share growth in infant nutrition led to U.S. Pediatric Nutrition growth of 8.9 percent.

Diagnostics

($ in millions)

				% Change vs. 2Q20
	Sales 2Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,155	2,092	3,247	34.8	83.9	62.8	34.8	74.0	57.2
Core Laboratory	283	1,023	1,306	(2.2)	46.6	32.3	(2.2)	38.7	26.7
Molecular	94	196	290	(34.8)	(8.7)	(19.1)	(34.8)	(15.2)	(23.1)
Point of Care	97	40	137	24.2	(1.2)	15.7	24.2	(5.9)	14.1
Rapid Diagnostics	681	833	1,514	97.2	349.4	185.4	97.2	327.1	177.6

				% Change vs. 1H20
	Sales 1H21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,796	4,465	7,261	68.5	106.6	90.0	68.5	97.1	84.7
Core Laboratory	554	1,934	2,488	(0.2)	36.2	25.9	(0.2)	29.8	21.4
Molecular	269	468	737	28.8	61.9	48.0	28.8	52.8	42.7
Point of Care	189	77	266	4.0	3.0	3.7	4.0	(1.4)	2.4
Rapid Diagnostics	1,784	1,986	3,770	150.1	426.3	245.7	150.1	403.7	237.9

Worldwide Diagnostics sales increased 62.8 percent on a reported basis in the second quarter and increased 57.2 percent on an organic basis. Global COVID-19 testing-related sales were $1.3 billion in the second quarter, led by combined sales of $1.0 billion from Abbott's BinaxNOW®, Panbio® and ID NOW® rapid testing platforms. Excluding COVID-19 testing-related sales, worldwide diagnostics sales increased 42.5 percent on a reported basis in the second quarter and 37.2 percent on an organic basis.4 Compared to 2019, sales in Core Laboratory and Molecular Diagnostics, excluding COVID-19 testing-related sales, grew 6.8 percent and 8.3 percent, respectively, on a reported basis in the second quarter and grew 4.2 percent and 6.5 percent, respectively, on an organic basis.5

Established Pharmaceuticals

($ in millions)

				% Change vs. 2Q20
	Sales 2Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	1,180	1,180	n/a	16.4	16.4	n/a	14.5	14.5
Key Emerging Markets	--	915	915	n/a	19.7	19.7	n/a	18.4	18.4
Other	--	265	265	n/a	6.5	6.5	n/a	2.6	2.6

				% Change vs. 1H20
	Sales 1H21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	2,250	2,250	n/a	9.4	9.4	n/a	10.3	10.3
Key Emerging Markets	--	1,736	1,736	n/a	10.1	10.1	n/a	12.4	12.4
Other	--	514	514	n/a	7.1	7.1	n/a	3.4	3.4

Established Pharmaceuticals sales increased 16.4 percent on a reported basis in the second quarter and increased 14.5 percent on an organic basis.

Key Emerging Markets include India, Brazil, Russia and China along with several additional emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 19.7 percent on a reported basis in the quarter and increased 18.4 percent on an organic basis. Organic sales growth was led by strong growth across several geographies, including India, China, Russia, and several countries across Latin America.

Other sales increased 6.5 percent on a reported basis in the quarter and increased 2.6 percent on an organic basis.

Medical Devices

($ in millions)

				% Change vs. 2Q20
	Sales 2Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,538	2,128	3,666	59.3	46.0	51.3	59.3	35.6	45.1
Rhythm Management	269	298	567	46.0	37.2	41.2	46.0	27.7	36.1
Electrophysiology	209	278	487	74.6	55.6	63.2	74.6	47.2	58.2
Heart Failure	168	59	227	46.8	35.7	43.8	46.8	25.8	41.0
Vascular	246	451	697	45.4	44.2	44.6	45.4	35.1	38.7
Structural Heart	191	231	422	109.4	75.1	89.2	109.4	63.3	82.2
Neuromodulation	166	44	210	95.1	110.4	98.1	95.1	92.7	94.7
Diabetes Care	289	767	1,056	43.4	38.7	40.0	43.4	27.3	31.6

				% Change vs. 1H20
	Sales 1H21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,889	4,097	6,986	31.4	29.6	30.3	31.4	20.8	25.2
Rhythm Management	510	576	1,086	23.7	24.5	24.1	23.7	16.2	19.7
Electrophysiology	388	530	918	36.7	31.5	33.7	36.7	24.0	29.3
Heart Failure	313	108	421	17.5	14.2	16.6	17.5	6.2	14.5
Vascular	465	867	1,332	16.5	22.6	20.4	16.5	15.3	15.7
Structural Heart	360	439	799	58.6	39.8	47.7	58.6	30.4	42.2
Neuromodulation	311	83	394	40.3	36.9	39.5	40.3	26.3	37.3
Diabetes Care	542	1,494	2,036	39.7	33.5	35.1	39.7	23.4	27.6

Worldwide Medical Devices sales increased 51.3 percent on a reported basis in the second quarter and increased 45.1 percent on an organic basis. Strong growth in the quarter was driven by continued strong recovery from the COVID-19 pandemic.

Compared to pre-pandemic sales in 2019, Medical Devices sales increased 19.2 percent on a reported basis and 15.6 percent on an organic basis in the second quarter, led by double-digit growth in Electrophysiology, Heart Failure, Structural Heart and Diabetes Care.2

In Structural Heart, MitraClip® sales increased 88.0 percent on a reported basis and 82.1 percent on an organic basis in the second quarter compared to the prior year, driven by the highest-ever number of MitraClip procedures in the second quarter.

In Diabetes Care, sales of FreeStyle Libre® and Libre Sense® were $904 million in the quarter, which represents 52.5 percent reported sales growth and 42.9 percent organic sales growth compared to the prior year.

Abbott'S EARNINGS-PER-SHARE guidance

Abbott projects 2021 diluted earnings per share from continuing operations under GAAP of $2.75 to $2.95. Abbott forecasts specified items for the full-year 2021 of $1.55 per share primarily related to intangible amortization, restructuring and cost reduction initiatives, including expenses to align its COVID-19 testing-related business with current and projected demand, expenses associated with acquisitions and other net expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be $4.30 to $4.50 for full-year 2021.

Abbott declares 390th consecutive QUARTERLY DIVIDEND

On June 11, 2021, the board of directors of Abbott declared the company's quarterly dividend of $0.45 per share. Abbott's cash dividend is payable Aug. 16, 2021 to shareholders of record at the close of business on July 15, 2021.

Abbott has increased its dividend payout for 49 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 109,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews.

Abbott will live-webcast its second-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later that day.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2020, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Scott Leinenweber, 224-668-0791 Michael Comilla, 224-668-1872 Laura Dauer, 224-667-2299 Abbott Media: Darcy Ross, 224-667-3655 Kate Dyer, 224-668-9965

[1]	Second-quarter 2021 diluted EPS from continuing operations on a GAAP basis reflects 120.0 percent growth.

[2]	In the second quarter of 2019, Medical Devices sales were $3.075 billion.
[3]	In the second quarter of 2019, worldwide sales were $7.979 billion. In the second quarter of 2021, COVID-19 testing-related sales were $1.267 billion.
[4]	In the second quarter of 2020, Diagnostics sales were $1.99 billion, which included COVID-19 testing-related sales of $0.6 billion.
[5]	In the second quarter of 2019, Core Laboratory and Molecular Diagnostics sales were $1.169 billion and $107 million, respectively. In the second quarter of 2021, COVID-19 testing-related sales for Core Laboratory and Molecular Diagnostics were $58 million and $173 million, respectively.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Second Quarter Ended June 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	2Q21	2Q20	% Change
Net Sales	$10,223	$7,328	39.5

Cost of products sold, excluding amortization expense	4,947	3,263	51.7	1)
Amortization of intangible assets	504	553	(9.0)
Research and development	654	564	15.7
Selling, general, and administrative	2,726	2,276	19.8
Total Operating Cost and Expenses	8,831	6,656	32.7

Operating Earnings	1,392	672	107.4

Interest expense, net	123	125	(1.0)
Net foreign exchange (gain) loss	--	(1)	n/m
Other (income) expense, net	(79)	22	n/m
Earnings from Continuing Operations before taxes	1,348	526	156.5

Tax expense on Earnings from Continuing Operations	159	(11)	n/m	2)
Earnings from Continuing Operations	1,189	537	121.5

Earnings from Discontinued Operations, net of taxes	--	--	n/m

Net Earnings	$1,189	$537	121.5

Earnings from Continuing Operations, excluding Specified Items, as described below	$2,115	$1,018	107.7	3)

Diluted Earnings per Common Share from:
Continuing Operations	$0.66	$0.30	120.0
Discontinued Operations	--	--	n/m
Total	$0.66	$0.30	120.0

Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, as described below	$1.17	$0.57	105.3	3)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,793	1,785

NOTES:

See tables on page 13 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2021 Cost of products sold, excluding amortization expense includes approximately $500 million of charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

2)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $20 million in excess tax benefits associated with share-based compensation.

3)	2021 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $926 million, or $0.51 per share, for intangible amortization and other net expenses primarily associated with restructuring actions, certain litigation and acquisitions.

2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $481 million, or $0.27 per share, for intangible amortization expense, other expenses primarily associated with acquisitions and restructuring actions and charges for equity investment impairments.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

First Half Ended June 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	1H21	1H20	% Change
Net Sales	$20,679	$15,054	37.4

Cost of products sold, excluding amortization expense	9,348	6,544	42.9	1)
Amortization of intangible assets	1,013	1,114	(9.1)
Research and development	1,308	1,142	14.5
Selling, general, and administrative	5,509	4,824	14.2
Total Operating Cost and Expenses	17,178	13,624	26.1

Operating Earnings	3,501	1,430	144.9

Interest expense, net	247	246	0.6
Net foreign exchange (gain) loss	3	4	(46.1)
Other (income) expense, net	(140)	21	n/m
Earnings from Continuing Operations before taxes	3,391	1,159	192.6

Tax expense on Earnings from Continuing Operations	409	78	n/m	2)
Earnings from Continuing Operations	2,982	1,081	175.9

Earnings from Discontinued Operations, net of taxes	--	20	n/m

Net Earnings	$2,982	$1,101	170.9

Earnings from Continuing Operations, excluding Specified Items, as described below	$4,483	$2,180	105.6	3)

Diluted Earnings per Common Share from:
Continuing Operations	$1.66	$0.60	176.7
Discontinued Operations	--	0.01	n/m
Total	$1.66	$0.61	172.1

Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, as described below	$2.49	$1.22	104.1	3)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,792	1,783

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2021 Cost of products sold, excluding amortization expense includes approximately $500 million of charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

2)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $90 million in excess tax benefits associated with share-based compensation.

2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $70 million in excess tax benefits associated with share-based compensation.

3)	2021 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $1.501 billion, or $0.83 per share, for intangible amortization and other net expenses primarily associated with restructuring actions, certain litigation and acquisitions.

2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $1.099 billion, or $0.62 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Second Quarter Ended June 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	2Q21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$504	$(504)	$--
Gross Margin	4,772	1,048	5,820	56.9%
R&D	654	(18)	636	6.2%
SG&A	2,726	(90)	2,636	25.8%
Other (income) expense, net	(79)	35	(44)
Earnings from Continuing Operations before taxes	1,348	1,121	2,469
Tax expense on Earnings from Continuing Operations	159	195	354
Earnings from Continuing Operations	1,189	926	2,115
Diluted Earnings per Share from Continuing Operations	$0.66	$0.51	$1.17

Specified items reflect intangible amortization expense of $504 million and other net expenses of $617 million, primarily associated with restructuring actions, certain litigation, acquisitions and other expenses. See page 16 for additional details regarding specified items.

	2Q20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$553	$(553)	$--
Gross Margin	3,512	591	4,103	56.0%
R&D	564	(28)	536	7.3%
SG&A	2,276	(24)	2,252	30.7%
Other (income) expense, net	22	(68)	(46)
Earnings from Continuing Operations before taxes	526	711	1,237
Tax expense on Earnings from Continuing Operations	(11)	230	219
Earnings from Continuing Operations	537	481	1,018
Diluted Earnings per Share from Continuing Operations	$0.30	$0.27	$0.57

Specified items reflect intangible amortization expense of $553 million and other expenses of $158 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 17 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

First Half Ended June 30, 2021 and 2020

(in millions, except per share data)

(unaudited)

	1H21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,013	$(1,013)	$--
Gross Margin	10,318	1,597	11,915	57.6%
R&D	1,308	(46)	1,262	6.1%
SG&A	5,509	(244)	5,265	25.5%
Other (income) expense, net	(140)	23	(117)
Earnings from Continuing Operations before taxes	3,391	1,864	5,255
Tax expense on Earnings from Continuing Operations	409	363	772
Earnings from Continuing Operations	2,982	1,501	4,483
Diluted Earnings per Share from Continuing Operations	$1.66	$0.83	$2.49

Specified items reflect intangible amortization expense of $1.013 billion and other net expenses of $851 million, primarily associated with restructuring actions, certain litigation, acquisitions and other expenses. See page 18 for additional details regarding specified items.

	1H20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,114	$(1,114)	$--
Gross Margin	7,396	1,190	8,586	57.0%
R&D	1,142	(43)	1,099	7.3%
SG&A	4,824	(82)	4,742	31.5%
Other (income) expense, net	21	(110)	(89)
Earnings from Continuing Operations before taxes	1,159	1,425	2,584
Tax expense on Earnings from Continuing Operations	78	326	404
Earnings from Continuing Operations	1,081	1,099	2,180
Diluted Earnings per Share from Continuing Operations	$0.60	$0.62	$1.22

Specified items reflect intangible amortization expense of $1.114 billion and other expenses of $311 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 19 for additional details regarding specified items.

A reconciliation of the second-quarter tax rates for continuing operations for 2021 and 2020 is shown below:

	2Q21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,348	$159	11.9%
Specified items	1,121	195
Excluding specified items	$2,469	$354	14.4%

	2Q20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$526	(11)	(2.1%)	1)
Specified items	711	230
Excluding specified items	$1,237	$219	17.7%

1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $20 million in excess tax benefits associated with share-based compensation.

A reconciliation of the year-to-date tax rates for continuing operations for 2021 and 2020 is shown below:

	1H21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$3,391	$409	12.1%	2)
Specified items	1,864	363
Excluding specified items	$5,255	$772	14.7%

	1H20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,159	$78	6.7%	3)
Specified items	1,425	326
Excluding specified items	$2,584	$404	15.6%

2)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $90 million in excess tax benefits associated with share-based compensation.

3)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $70 million in excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Second Quarter Ended June 30, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$21	$510	$504	13	$1,048
R&D	(3)	1	--	(16)	(18)
SG&A	(18)	2	--	(74)	(90)
Other (income) expense, net	(3)	--	--	38	35
Earnings from Continuing Operations before taxes	$45	$507	$504	$65	1,121
Tax expense on Earnings from Continuing Operations (d)					195
Earnings from Continuing Operations					$926
Diluted Earnings per Share from Continuing Operations					$0.51

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

c)	Other includes costs related to certain litigation and the impairment of an intangible asset, as well as a gain on the disposition of an equity method investment.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Second Quarter Ended June 30, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$22	$15	$553	$1	$591
R&D	(3)	(2)	--	(23)	(28)
SG&A	(27)	3	--	--	(24)
Other (income) expense, net	(3)	--	--	(65)	(68)
Earnings from Continuing Operations before taxes	$55	$14	$553	$89	711
Tax expense on Earnings from Continuing Operations (d)					230
Earnings from Continuing Operations					$481
Diluted Earnings per Share from Continuing Operations					$0.27

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the impairment of equity investments and the costs to acquire research and development assets.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

First Half Ended June 30, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$40	$529	$1,013	15	$1,597
R&D	(5)	1	--	(42)	(46)
SG&A	(31)	1	--	(214)	(244)
Other (income) expense, net	(3)	1	--	25	23
Earnings from Continuing Operations before taxes	$79	$526	$1,013	$246	1,864
Tax expense on Earnings from Continuing Operations (d)					363
Earnings from Continuing Operations					$1,501
Diluted Earnings per Share from Continuing Operations					$0.83

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the second quarter in projected testing demand.

c)	Other primarily relates to the costs related to certain litigation, the acquisition of a research and development asset, the impairments of an equity investment and an intangible asset, and the gain on the disposition of an equity method investment.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

First Half Ended June 30, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$45	$30	$1,114	$1	$1,190
R&D	(7)	(8)	--	(28)	(43)
SG&A	(55)	(27)	--	--	(82)
Other (income) expense, net	(1)	--	--	(109)	(110)
Earnings from Continuing Operations before taxes	$108	$65	$1,114	$138	1,425
Tax expense on Earnings from Continuing Operations (d)					326
Earnings from Continuing Operations					$1,099
Diluted Earnings per Share from Continuing Operations					$0.62

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the impairment of equity investments and the costs to acquire research and development assets.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

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